UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

Myers Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street
Akron, Ohio		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 253-5592

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MYE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2026, Myers Industries, Inc. (the “Company”) adopted an amended and restated Senior Officer Severance Plan (“Severance Plan”) in which certain senior officers of the Company, including all named executive officers Aaron Schapper, President and Chief Executive Officer, Samantha Rutty, Executive Vice President and Chief Financial Officer, Kari Brashear, Chief Legal Officer, Corporate Secretary and Senior Vice President, Corporate Development, and Lorelei Evans, Senior Vice President, Chief Human Resources Officer, are eligible to participate. The Severance Plan was first adopted effective February 21, 2020 as reported in the Company’s Form 8-K filed February 27, 2020, and amended and restated effective April 26, 2023 as reported in the Company’s Form 8-K filed April 28, 2023 (as amended, the “Prior Plan”).

The Severance Plan amended the Prior Plan by, among other things, (a) including Target Bonus, in addition to Base Salary, in the cash severance calculation outside the Change in Control protection period; and (b) modifying the cash severance multiplier for a termination within the Change in Control protection period by (i) increasing the multiplier from 2.5x to 3x for the President and Chief Executive Officer and (ii) adding a separate Executive Leadership Team tier with a 2x multiplier.

The foregoing summary of material changes to the Severance Plan is not complete and is qualified in its entirety by reference to the full and complete terms of the Severance Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Senior Officer Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

Date:	October 23, 2026	By:	/s/ Samantha Rutty
Samantha Rutty Executive Vice President and Chief Financial Officer